UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 13, 2024

VILLAGE SUPER MARKET, INC.
(Exact Name of Registrant as specified in its charter)

New Jersey	0-2633	22-1576170
(State or Other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

733 Mountain Avenue
Springfield, New Jersey 07081
(Address of principal executive offices)

 Registrant’s telephone number, including area code
(973) 467-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[☐]  Written communication pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

[☐]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

[☐]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, no par value	VLGEA	NASDAQ
(Title of Class)	(Trading Symbol)	(Name of exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2024 announced that Robert Sumas has notified the Board of Directors of his decision to step down as Chief Executive Officer and interim Chairman of the Board of Directors effective December 13, 2024. Mr. Sumas will remain employed by the Company as a Senior Advisor to the executive team to ensure a smooth transition of duties. Mr. Sumas also plans to continue to serve the Company as a member of its Board of Directors.
Robert Sumas was appointed Chief Executive Officer and Vice Chairman of the Board of Directors in 2017 and served as President from 2009 through 2018. He has served variously as Executive Vice President, Chief Operating Officer, Secretary and a Director of the Company since 1969.
The Company also announced that the Board plans to appoint John J. Sumas as the new Chief Executive Officer and Nicholas Sumas as President and Chairman of the Board of Directors effective December 13, 2024.
John J. Sumas has served as a Director since 2009, and has been a Co-President since 2018. Mr. Sumas has held a diversity of supervisory positions since his employment in 1987, including Chief Operating Officer, General Counsel and Vice President.
Nicholas Sumas has served as a Director since 2009, and has been a Co-President since 2018. Mr. Sumas has held a diversity of supervisory positions since his employment in 1994, including Chief Marketing Officer and Vice President. Mr. Sumas is also an executive officer of Wakefern and a member of the Wakefern Board of Directors.
Additionally, the Company has announced, by resolution of the Board of Directors, the Board will not fill the vacancy resulting from the passing of Board member William Sumas on July 11, 2024, reducing the number of members on the Board of Directors from ten to nine, effective immediately.

Item 9.01   Financial Statements and Exhibits

Description

99.1	Press Release

Signature

    Pursuant to the requirements of the Securities and Exchange Act of 1934. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Super Market, Inc.

Dated: September 13, 2024	/s/ John L. Van Orden
John L. Van Orden
(Chief Financial Officer)